UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2017

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35409	04-3210530
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square, Suite B7201 Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 441-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Stockholders of Merrimack Pharmaceuticals, Inc. (the “Company”) held on March 30, 2017, the Company’s stockholders voted as follows:

1. The stockholders approved the Asset Sale pursuant to the terms of the Asset Purchase and Sale Agreement, dated January 7, 2017, by and between the Company and Ipsen S.A.

For:	80,257,918
Against:	2,280,140
Abstain:	310,077

2. The stockholders approved adoption of any proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to approve the Asset Sale at the time of the Special Meeting.

For:	74,415,285
Against:	8,034,695
Abstain:	398,155

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: March 30, 2017	By:	/s/ Jeffrey A. Munsie
Jeffrey A. Munsie General Counsel